Exhibit 10.6

Party A (Lender): Enweiliangzi Investment (Beijing) Co., Ltd.

Party B: (Borrower) Beijing WiMi Hologram Cloud Software Co., Ltd.

In accordance with the relevant laws and regulations, on the basis of equality and on the principle of equality and voluntariness, the two parties, after consultation, have reached the following agreement on the borrowing from Party A by Party B:

Enweiliangzi Investment (Beijing) Co., Ltd. (seal)

Article I. Borrowing limit: The amount borrowed by Party B from Party A is RMB Ten Million Yuan Only (in figures: RMB10,000,000.00 yuan).

Article II. Interest on borrowings: The amount lent by Party A to Party B shall not be subject to interest within the term of borrowing.

Article III. Purpose of borrowing: Party B’s company shall, as required by its business operation, return or borrow funds according to its business development and capital turnover.

Article IV. Party B designates the following bank account as beneficiary’s account and guarantees its authenticity and validity.

Account name: Beijing WiMi Hologram Cloud Software Co., Ltd.

Bank of deposit: China Merchants Bank Co., Ltd. Beijing East Fourth Ring Branch

Account number: 110917111610901

Article V. Guarantee clause: Party B must use the loan according to the purpose stipulated in the loan contract, and shall not use the loan to carry out illegal activities.

Beijing WiMi Hologram Cloud Software Co., Ltd. (seal)

Article VI. Settlement of contract disputes: Disputes arising from the execution of this Contract shall be settled by both parties through friendly negotiation. If the negotiation fails, either party may file a lawsuit with the people’s court at the place where Party A is located.

Article VII. This Agreement shall be in duplicate. Each Party shall hold one copy, which shall enter into force upon being signed or sealed by both parties.

[No Text Below]

Party A (seal)

Enweiliangzi Investment (Beijing) Co., Ltd. (seal)

Legal representative:

Date of signing: September 9, 2018

Party B (seal)

Beijing WiMi Hologram Cloud Software Co., Ltd. (seal)

Legal representative:

Date of signing: September 9, 2018